SPOTLESS PLASTICS (USA), INC.
                          150 Motor Parkway, Suite 413
                            Hauppauge, New York 11788
                             Telephone: 631-951-9000
                             Facsimile: 631-951-9027

                                             November 4, 2000

Windswept Environmental Group, Inc.
100 Sweeneydale Avenue
Bay Shore, New York 11706

            Re:  Loan Facility

Gentlemen:

          This letter confirms our agreement that the undersigned hereby extends to Windswept Environmental Group, Inc., a Delaware corporation (the "Company"), a loan facility in an amount up to $1,000,000. The Company may draw down on this loan agreement in whole or in part from time to time. All amounts outstanding under this loan facility shall be due and payable upon the receipt of any and all payments made to the Company directly or indirectly by Turner Construction Company ("TCC") in connection with services provided by the Company and/or its wholly owned subsidiary, Trade-Winds Environmental Restoration Inc. ("Trade-Winds") to TCC relating to a remediation project in the Bear Stearns Building, located at 100 Vanderbilt Avenue in New York, New York, evidenced by an Agreement, by and between TCC and Trade-Winds, dated November 3 , 2000, attached hereto as Exhibit A. Amounts borrowed under the loan facility will bear interest at a rate equal to 10% per annum. All loans thereunder will be evidenced by a promissory note in the form of Exhibit B hereto, and secured by the collateral as set forth in a security agreement in the form of Exhibit C hereto.

          If the foregoing accurately sets forth our agreement, please sign where indicated below.

                                           SPOTLESS PLASTICS (USA), INC.

                                           By: /s/ Charles L. Kelly, Jr.
                                              ---------------------------------
                                              Name:  Charles L. Kelly, Jr.
                                              Title: Chief Financial Officer

Accepted and agreed as of the
date first above written:

WINDSWEPT ENVIRONMENTAL GROUP, INC.

By:  /s/ Michael O'Reilly
   -------------------------------------
   Michael O'Reilly
   President and Chief Executive Officer